Exhibit 23.1
                                                                    ------------



         CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-114173) of North Fork Bancorporation Inc. of our report dated July 30, 2004 relating to the financial statements of GreenPoint 401(k) Savings Plan, which appears in this Form 11-K.

                                                  /s/ PricewaterhouseCoopers LLP



         New York, New York
         October 1, 2004